UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2022

Babcock & Wilcox Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Market Street, Suite 650 Akron, Ohio	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code

(330) 753-4511

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 5, 2020, The Babcock & Wilcox Company (the “B&W Company”), a wholly-owned subsidiary of Babcock & Wilcox Enterprises, Inc. (the “Company”), entered into a Consultant Agreement with Henry E. Bartoli, a member of the Company’s board of directors, to take effect January 1, 2021 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Bartoli provided consulting services to the B&W Company for a one-year term ending December 31, 2021. On January 5, 2022, the B&W Company and Mr. Bartoli entered into an amendment to the Consulting Agreement (the “Amendment”) that extends the term of the Consulting Agreement through December 31, 2023, subject to earlier termination by either party with thirty days’ written notice. The Amendment also provides that as consideration for his consulting services during the extended term, Mr. Bartoli will receive (1) a $18,750 monthly fee, (2) 100,000 restricted stock units which will vest 25% on each of June 30, 2022, December 31, 2022, June 30, 2023 and December 31, 2023, subject to Mr. Bartoli’s continued service through the applicable vesting date, and (3) an opportunity to earn incentive awards of $50,000 for each specified project booked or completed while Mr. Bartoli is serving as a consultant of the B&W Company. The foregoing description is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 10.1 to this report, and the Consulting Agreement, a copy of which is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on November 10, 2020, each incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
10.1	Amendment to Consultant Agreement by and between The Babcock & Wilcox Company and Henry E. Bartoli, dated January 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

Date: January 7, 2022	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer